---------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Frederick B. Whittemore                     VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                  Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.   SECRETARY
  Incorporated                              Karl O. Hartmann
Warren J. Olsen                             ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                      James R. Rooney
  Principal, Morgan Stanley Asset           TREASURER
  Management Inc. and Morgan Stanley & Co.  Joanna M. Haigney
  Incorporated                              ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL MAGNUM PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the International Magnum Portfolio is long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the period from inception on March 15, 1996 through September 30, 1996, the Portfolio had a total return of 3.90% for the Class A shares and 3.70% for the Class B shares, as compared to a total return of 3.60% for the MSCI EAFE Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------------

                                                     TOTAL
                                                  RETURNS(2)
                                                     SINCE
                                                   INCEPTION
                                                ---------------
PORTFOLIO--CLASS A(3).........................          3.90%
PORTFOLIO--CLASS B(3).........................          3.70
INDEX.........................................          3.60

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio commenced operations on March 15, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The first half of 1996 was characterized by a strengthening dollar and international economies struggling toward economic recovery. The international equity markets were relatively uninspired as the benchmark MSCI EAFE Index rose 4.5% during the first half of the year, with the bulk of the performance generated during March and April. In contrast, the third quarter proved to be a real roller coaster ride. The worldwide equity markets underwent a strong correction in July, only to recover weakly in August and roar back in September. The MSCI EAFE Index fell 2.9% in U.S. dollar terms in July, gained a mere 0.2% in August, and climbed 2.7% in September to end the quarter nearly unchanged with a loss of 0.1%.

July's sharp worldwide decline was sparked by a much higher-than-expected U.S. employment report, which raised investors fears of inflation and higher interest rates. The international markets fell in sympathy with the U.S. and in response to a combination of a weakening dollar, unfounded rumors of Japanese and German rate hikes, and sensitivity to higher U.S. interest rates. While Europe and Asia ex-Japan recovered in August, the weak Tankan survey of business confidence in Japan helped drive that market lower as investors became nervous that Japan was not emerging from its prolonged economic slump. In September, the combination of the Fed's decision to leave U.S. interest rates unchanged and signs of improving economic conditions around the world not only boosted the U.S. market (+5.6%) but also helped propel the Japanese market (+3.5% but +6.1% in local terms), Hong Kong (+6.8%) and Italy (+6.4%).

The Portfolio's performance for the third quarter was hurt by underperformance in July, the result of our overweight in Asia and a short-term reversal in the dollar's strengthening trend which caused our hedges to temporarily work against us. In August, however, the Asian markets and the dollar recovered strongly, but the Portfolio's outperformance for the month was limited by our underweight in Europe. Finally, in September, the Portfolio more than made up for underperformance experienced earlier in the quarter due to strong returns in Hong Kong, good stock selection amid a recovery in Japan, and further appreciation of the dollar.

INVESTMENT OUTLOOK

During the quarter, we gradually increased our exposure to Europe to reach our current allocation of 45% Europe, 38% Japan and 16% Asia ex-Japan. Given the improvement in economic conditions in Europe, we felt that it was time to reduce the magnitude of our Europe underweight from about 10% underweight in the spring to 5% underweight now. We remain optimistic about Japan and are at benchmark weight there (and overweight versus our neutral policy of 30%). Finally, our Asian overweight has resulted in mixed performance, with Hong Kong performing extremely well while Singapore significantly underperformed the market. We chose to take money from Asia to increase our European investment, leaving us with a 6% overweight versus the EAFE Index.

Although spotty, there are some signs of economic recovery appearing throughout Europe, and in particular in Germany. Germany has seen improving exports, stronger-than-expected consumer buying, and increased construction activity, leading us to believe that the German economy is finally entering a period of sustained, albeit moderate, economic expansion. The Dutch economy continues to be among the strongest in Europe, with improving exports, consumer confidence, and declining unemployment. The recent budget season has confirmed our view that European Monetary Union (EMU) is likely to occur on time and should encompass more than the core European countries, as Finland, Italy and Spain among others may also qualify. As a result, we have seen convergence in both bond yields and foreign exchange rates among the likely EMU member nations. Equity markets in the high-interest rate peripheral countries should benefit from EMU with lower bond yields, while the stock markets in countries such as Germany should also rise, as corporate restructuring and a weaker currency help lower costs and improve competitiveness for companies based there.

Throughout much of the summer the Asian markets, with the exception of Hong Kong, underperformed EAFE. The region was affected by several factors including a sharp decline in exports throughout the region, slowing GDP growth, investor concerns about the impact of any rise in U.S. interest rates, and in some countries, substantial current account deficits and increased political turmoil. The drop in exports is due to a combination of factors, including lower demand from the U.S., Japan and Europe, a cyclical decline in intra-regional trade, and a slowdown in the electronics industry. Despite these concerns, we believe the slowdown in exports is cyclical rather than fundamental in nature, and should pick up in the coming quarters. Notably, the Hong Kong market tested all-time highs during the quarter. Earnings there have continued to be strong, and lower U.S. interest rates and upside earnings surprises have been beneficial for the market.

The Japanese market was hit particularly hard by the worldwide correction in July, and fell over 7% in yen terms (-4.5% in U.S. dollar terms) during that month. The market there was affected by the strengthening yen, rumors of a rate hike and worries about an excessive supply of stock for sale as the country's banks attempt to raise capital. Market conditions in August were little improved, as the Tankan survey of business sentiment raised fears that the economy was much weaker than expected. The market fell 4.5% in U.S. dollar terms, with most of the decline coming during the last two trading days of the month. Finally, the market showed signs of recovery in September, helped by a rising dollar and the announcement of an election in October. The incumbent Liberal Democratic Party (LDP) seems likely to regain control, providing the markets with a degree of comfort. Despite the improvement in September, the region ended the quarter in the red, with a return of -5.6% (-4.1% in local terms). Looking ahead, we are hopeful that the Japanese market conditions will continue to improve; that being said, however, the Japanese market has been one of the most difficult to predict this year.

The U.S. dollar has been continuously appreciating versus the Deutschemark block of currencies and the Japanese yen since reaching its lows in early 1995. During the third quarter, however, the dollar was extremely volatile, and experienced a temporary correction along with the worldwide equity markets, with unfounded rumors of German and Japanese rate hikes exacerbating the dollar's decline. Although we reduced our hedge positions at the end of June from 95% to 65% of our Deutschemark block exposure and from 75% to 50% of our yen exposure, this temporary setback in the dollar contributed to the Portfolio's underperformance in July. The dollar recovered in August and September, more than making up for July's decline. We have maintained our hedges at 65% versus the Deutschemark block and raised our hedge slightly to 60% versus the yen.

Francine J. Bovich
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                    VALUE
     SHARES                                         (000)
-----------                                       ---------
COMMON STOCKS (89.7%)
  AUSTRALIA (2.7%)
     43,412   Broken Hill Proprietary Co., Ltd.   $     557
     23,800   Lend Lease Corp., Ltd.                    386
     44,490   National Australia Bank Ltd.              468
     41,700   News Corp., Ltd.                          219
     64,660   WMC Ltd.                                  416
                                                  ---------
                                                      2,046
                                                  ---------
  AUSTRIA (0.7%)
      6,300   Boehler-Uddeholm AG                       503
                                                  ---------
  BELGIUM (0.7%)
      2,580   Arbed S.A.                                301
      2,260   Delhaize Freres et Cie, 'Le Lion'
               S.A.                                     125
      2,900   G.I.B. Holdings Ltd.                      121
                                                  ---------
                                                        547
                                                  ---------
  DENMARK (0.7%)
      1,200   Jyske Bank A/S (Registered)                84
      8,630   Unidanmark A/S, Class A
               (Registered)                             412
                                                  ---------
                                                        496
                                                  ---------
  FINLAND (1.7%)
     25,000   Amer-Yhtymae Oy, Class A                  563
      8,880   Huhtamaki Oy, Series 1                    334
      7,700   Nokia AB Oy, Series A                     344
                                                  ---------
                                                      1,241
                                                  ---------
  FRANCE (6.7%)
     13,007   Banque Nationale de Paris                 493
        970   Bongrain S.A.                             442
      4,522   Cie de Saint Gobain                       613
      4,200   Elf Aquitaine S.A.                        328
      3,500   Eridania Beghin-Say S.A.                  540
      1,170   Groupe Danone                             171
      6,000   Lafarge Coppee S.A.                       354
     10,890   Legris Industries S.A.                    413
      4,700   PSA Peugeot Citroen S.A.                  518
      1,150   SGS-Thompson Microelectronics N.V.         55
     10,306   Thomson CSF                               305
      5,170   Total S.A., Class B                       407
     21,850   Usinor Sacilor                            337
                                                  ---------
                                                      4,976
                                                  ---------
  GERMANY (3.7%)
     17,300   BASF AG                                   539
     12,000   Bayer AG                                  438
     14,400   Gerresheimer Glas AG                      295
        950   Karstadt AG                               327

                                                    VALUE
     SHARES                                         (000)
-----------                                       ---------
        900   Mannesmann AG                       $     337
      6,270   Veba AG                                   328
      1,300   Volkswagen AG                             484
                                                  ---------
                                                      2,748
                                                  ---------
  HONG KONG (6.9%)
      9,000   Asia Satellite Telecommunications
               Holdings Ltd.                             24
    113,000   Cheung Kong Holdings Ltd.                 869
     22,000   China Light & Power Co., Ltd.             102
     28,000   Citic Pacific Ltd.                        127
     25,000   Hang Seng Bank Ltd.                       265
     15,000   Henderson Land Development Co.,
               Ltd.                                     129
     36,400   Hong Kong & Shanghai Bank Holdings
               plc                                      675
    454,800   Hong Kong Telecommunications Ltd.         823
    116,000   Hutchison Whampoa Ltd.                    780
     58,000   New World Development Co., Ltd.           305
     48,000   Sun Hung Kai Properties Ltd.              511
     41,000   Swire Pacific Ltd., Class A               367
     38,000   Wharf Holdings Ltd.                       157
                                                  ---------
                                                      5,134
                                                  ---------
  ITALY (2.3%)
    104,900   Editoriale L'Expresso S.p.A.              276
     77,100   Impregilo S.p.A.                           65
     27,650   Marzotto (Gaetano) & Figli S.p.A.         159
    633,500   Olivetti S.p.A.                           232
    156,000   Stet Di Risp (NCS)                        422
    318,000   Telecom Italia S.p.A. Di Risp
               (NCS)                                    586
                                                  ---------
                                                      1,740
                                                  ---------
  JAPAN (35.4%)
     53,000   Amada Co., Ltd.                           489
     39,000   Asahi Tec Corp.                           264
     36,000   Canon, Inc.                               706
     31,000   Dai Nippon Printing Co., Ltd.             578
     25,000   Daibiru Corp.                             320
     87,000   Daicel Chemical Industry Ltd.             460
     28,000   Daifuku Co., Ltd.                         384
     41,000   Daikin Industries Ltd.                    400
     45,000   Daiwa Securities Co., Ltd.                516
     12,200   FamilyMart                                546
     20,000   Fuji Machine Manufacturing Co.            511
     18,000   Fuji Photo Film Ltd.                      547
     12,000   Hitachi Credit Corp.                      213
     92,000   Hitachi Ltd.                              890
     45,000   Inabata & Co.                             323
     62,000   Kaneka Corp.                              381
     22,000   Kurita Water Industries                   475

                                                    VALUE
     SHARES                                         (000)
-----------                                       ---------
  JAPAN  (CONTINUED)
      8,000   Kyocera Ltd.                        $     570
     29,000   Kyudenko Co., Ltd.                        372
     24,000   Matsushita Communication
               Industries                               649
     48,000   Matsushita Electric Industries
               Ltd.                                     804
    112,000   Mitsubishi Chemical Corp.                 472
     42,000   Mitsubishi Estate Co., Ltd.               576
     90,000   Mitsubishi Heavy Industries Ltd.          731
     24,000   Mitsumi Electric Co., Ltd.                419
     13,000   Murata Manufacturing Co., Ltd.            464
     70,000   NEC Corp.                                 822
     28,000   Nifco, Inc.                               314
      9,000   Nintendo Corp., Ltd.                      577
     24,000   Nippon Pillar Packing                     221
         75   Nippon Telegraph & Telephone Corp.        551
     64,000   Nissan Motor Co.                          516
     31,000   Nomura Securities Co., Ltd.               569
     66,000   Obayashi Corp.                            541
     21,000   Okura Industrial Co., Ltd.                138
     54,000   Ricoh Co., Ltd.                           552
     14,000   Rinnai Corp.                              321
      8,000   Sangetsu Co., Ltd.                        186
     23,000   Sankyo Co., Ltd.                          587
     43,000   Sanwa Shutter                             363
      9,000   Secom Co., Ltd.                           569
     42,000   Sekisui Chemical Co.                      497
     13,600   Sony Corp.                                857
      6,700   Square Company Ltd.                       384
     31,000   Stanley Electric Co.                      191
     56,000   Sumitomo Marine & Fire Insurance
               Co.                                      441
     44,000   Suzuki Motor Co., Ltd.                    536
     99,000   Taisei Corp., Ltd.                        641
     13,000   TDK Corp.                                 807
     15,000   Tokyo Electron Ltd.                       434
    111,000   Toshiba Corp.                             767
     81,000   Tsubakimoto Chain                         528
     20,000   Yamanouchi Pharmaceutical Co.             423
                                                  ---------
                                                     26,393
                                                  ---------
  MALAYSIA (2.2%)
      5,200   AMMB Holdings Bhd                          38
     30,000   Genting Bhd                               218
     23,000   IOI Corp. Bhd                              35
     11,000   Leader Universal Holdings Bhd              24
     11,000   Magnum Corp. Bhd                           19
     28,000   Malayan Banking Bhd                       278
     23,000   Malaysian International Shipping
               Bhd (Foreign)                             70
     39,000   Petronas Gas Bhd                          159
     17,333   Public Bank Bhd (Foreign)                  32
     45,000   Renong Bhd                                 69
     24,000   Resorts World Bhd                         136
     13,000   Sime Darby Bhd                             43
                                                    VALUE
     SHARES                                         (000)
-----------                                       ---------
     21,000   TA Enterprise Bhd                   $      30
     27,000   Telekom Malaysia Bhd                      238
     44,000   Tenaga Nasional Bhd                       154
     10,000   United Engineers (Malaysia) Ltd.           77
                                                  ---------
                                                      1,620
                                                  ---------
  NETHERLANDS (4.9%)
      9,000   ABN Amro Holdings N.V.                    499
      3,820   Akzo Nobel N.V.                           463
      1,600   DSM N.V.                                  157
      1,672   Hollandsche Beton Groep N.V.              303
     14,750   ING Groep N.V.                            460
     12,117   KLM Royal Dutch Airlines N.V.             324
      9,970   Koninklijke PTT Nederland N.V.            343
      7,800   Koninklijke Van Ommeren N.V.              305
     22,150   Philips Electronics N.V.                  800
                                                  ---------
                                                      3,654
                                                  ---------
  NORWAY (0.9%)
    113,000   Den Norske Bank ASA                       360
     11,000   Saga Petroleum A/S, Class B               161
     35,500   Storebrand ASA                            192
                                                  ---------
                                                        713
                                                  ---------
  SINGAPORE (1.7%)
     11,000   Development Bank of Singapore Ltd.
               (Foreign)                                135
      3,000   Fraser & Neave Ltd.                        31
     16,000   Keppel Corp., Ltd.                        124
     18,700   Oversea-Chinese Banking Corp.
               (Foreign)                                225
     12,000   Sembawang Corp.                            56
      4,000   Singapore Airlines Ltd. (Foreign)          40
      3,000   Singapore Press Holdings (Foreign)         55
     82,000   Singapore Technologies Industrial
               Corp.                                    195
     31,000   Straits Steamship Land Ltd.               101
     22,000   United Overseas Bank Ltd.
               (Foreign)                                214
     22,000   Want Want Holdings                         52
     27,000   Wing Tai Holdings Ltd.                     65
                                                  ---------
                                                      1,293
                                                  ---------
  SPAIN (3.4%)
     57,000   Grupo Duro Felguera S.A.                  268
     46,800   Iberdrola S.A.                            454
     14,500   Repsol S.A.                               476
     39,400   Sevillana de Electricidad S.A.            336
     31,000   Telefonica de Espana S.A.                 576
     47,300   Uralita S.A.                              405
                                                  ---------
                                                      2,515
                                                  ---------
  SWEDEN (2.1%)
      3,400   Electrolux AB, Series B                   191
     14,390   Nordbanken AS                             369
     12,000   Skandia Forsakrings AB                    332

                                                    VALUE
     SHARES                                         (000)
-----------                                       ---------
  SWEDEN  (CONTINUED)
     16,170   S.K.F. AB, Class B                  $     389
     12,800   Sparbanken Sverige AB, Class A            185
      3,600   Svenska Handelsbanken, Class A             89
                                                  ---------
                                                      1,555
                                                  ---------
  SWITZERLAND (5.9%)
        490   Ascom Holdings AG (Bearer)                508
        290   Bobst AG (Bearer)                         377
        330   Ciba-Geigy AG (Registered)                422
        950   Forbo Holding AG (Registered)             356
        630   Holderbank Financiere Glaris AG
               (Bearer)                                 457
        380   Magazine Globus (Participating
               Certificates)                            192
        415   Magazine Globus (Registered)              235
        480   Nestle S.A. (Registered)                  535
      3,530   Oerlikon-Buehrle Holding AG
               (Registered)                             355
        150   Schindler Holding AG
               (Participating Certificates)             146
        350   Schweizerische
               Industrie-Gesellschaft Holdings
               (Registered)                             410
        750   Sulzer AG (Registered)                    441
                                                  ---------
                                                      4,434
                                                  ---------
  UNITED KINGDOM (7.1%)
     50,000   Associated British Foods plc              320
     16,900   Bass plc                                  206
     80,000   BAT Industries plc                        533
     53,700   British Telecommunications plc            300
     83,000   Calor Group plc                           351
    117,500   Christian Salvesen plc                    589
     89,000   Courtaulds Textiles plc                   394
     95,865   John Mowlem & Co. plc                     141
     28,100   Kwik Save Group plc                       136
     51,037   Reckitt & Colman plc                      572
     65,049   Royal & Sun Alliance Insurance
               Group plc                                412
    119,091   Tate & Lyle plc                           871
     22,700   Unilever plc                              486
                                                  ---------
                                                      5,311
                                                  ---------
TOTAL COMMON STOCKS (Cost $66,823)                   66,919
                                                  ---------
PREFERRED STOCKS (1.3%)
  GERMANY (1.3%)
      1,606   Dyckerhoff AG                             355
      5,000   Hornbach Holding AG                       360
      8,200   RWE AG                                    247
                                                  ---------
TOTAL PREFERRED STOCKS (Cost $932)                      962
                                                  ---------

  NO. OF                                            VALUE
 WARRANTS                                           (000)
-----------                                       ---------
WARRANTS (0.0%)
  SINGAPORE (0.0%)
     18,000   Straits Steamship Land Ltd.,
               expiring 12/12/00 (Cost $23)       $      22
                                                  ---------
TOTAL FOREIGN SECURITIES (91.0%) (Cost $67,778)      67,903
                                                  ---------
   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (7.2%)
  REPURCHASE AGREEMENT (7.2%)
$     5,365   Chase Securities, Inc. 5.40%,
               dated 9/30/96, due 10/01/96, to
               be repurchased at $5,366,
               collateralized by $4,375 U.S.
               Treasury Bonds, 9.25%, due
               2/15/16, valued at $5,396 (Cost
               $5,365)                                5,365
                                                  ---------
FOREIGN CURRENCY (0.6%)
  DEM   332   Deutsche Mark                             217
  HKD    52   Hong Kong Dollar                            7
JPY  21,370   Japanese Yen                              191
 MYR      5   Malaysian Ringgit                           2
 SGD      3   Singapore Dollar                            2
ESP      84   Spanish Peseta                              1
                                                  ---------
TOTAL FOREIGN CURRENCY (Cost $428)                      420
                                                  ---------
TOTAL INVESTMENTS (98.8%) (Cost $73,571)             73,688
                                                  ---------
OTHER ASSETS AND LIABILITIES (1.2%)
 Other Assets                                        44,420
 Liabilities                                        (43,562)
                                                  ---------
                                                        858
                                                  ---------
NET ASSETS (100%)                                 $  74,546
                                                  ---------
                                                  ---------
CLASS A:
NET ASSETS                                          $71,749
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,905,245 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)       $10.39
                                                  ---------
                                                  ---------
CLASS B:
NET ASSETS                                           $2,797
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 269,665 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)       $10.37
                                                  ---------
                                                  ---------

----------------------------------

NCS -- Non Convertible Shares